SUPPLEMENT DATED MAY 27, 2011 TO THE PROSPECTUS OF

MARKET VECTORS ETF TRUST

Dated April 19, 2011

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Investment Grade Floating Rate ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Effective immediately the fourth through seventh paragraphs of the section titled “License Agreement and Disclaimers” are hereby deleted and replaced with the following:

The Fund is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC, Wells Fargo Advisors or their subsidiaries and affiliates (collectively, “Wells Fargo”). Neither Wells Fargo nor any agent engaged by Wells Fargo to calculate the Index referenced by the Fund makes any representation or warranty, express or implied, to investors or any member of the public regarding the ability of any data supplied by Wells Fargo or the Index to track financial instruments comprising the Index or any trading market or the accuracy of the Index. Wells Fargo’s only relationship to the sponsor, issuer and adviser of the Fund is as licensor with responsibility to maintain the Index and supply the underlying data. The Index is determined, composed and calculated by a third party index calculator, without regard to the Fund. Neither Wells Fargo nor its agent responsible for calculating the Index has any obligation to take the needs of the Fund or its shareholders into consideration when determining, composing or calculating the Index or the underlying data. Wells Fargo has no obligation or liability in connection with the administration, management, calculation, structuring or trading of the Fund or for any inaccuracies, omissions in the Index. Wells Fargo does not own the Index.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX AND DATA SUPPLIED BY WELLS FARGO OR ITS AGENTS OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR THE DATA SUPPLIED BY WELLS FARGO OR ITS AGENTS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO OR ITS AGENTS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Fund is based on the Index and the values of such Index are derived from sources deemed reliable, but Wells Fargo and its agents do not guarantee the correctness or completeness of the Index, its values or other information furnished in connection with the Index, its values or other information furnished in connection with the Index.

THE INDEX IS CALCULATED BY INTERACTIVE DATA PRICING AND REFERENCE DATA, INC. (“VENDOR”). VENDOR IS NOT AN ADVISER FOR OR A FIDUCIARY TO the Fund. VENDOR IS NOT RESPONSIBLE FOR ANY DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES ASSOCIATED WITH INDICATIVE OPTIMIZED PORTFOLIO VALUES AND/OR INDICATIVE INTRADAY VALUES.

Please retain this supplement for future reference.